Exhibit 4.1

104598

00XC4J

C1234567890

Signature of rights certificate holder

Signature du porteur du certificat de droits

Signature Guaranteed by

Signature avalisée par

ISIN CA70319W1169

CUSIP 70319W116

Certificate For—Certificat attestant

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Rights-Droits

NO.

N°

ZQ 123456

FORMULAIRE 3—VENDRE OU CÉDER DES

DROITS. SI LES DROITS SONT VENDUS PAR

L’ENTREMISE D’UN COURTIER EN VALEURS

MOBILIÈRES, VEUILLEZ LAISSER EN BLANC

LES NOM ET ADRESSE DU CESSIONNAIRE.

Contre valeur reçue, je, le cédant, cède les droits

attestés par les présentes au cessionnaire

nommé ci-dessous conformément aux modalités

énoncées au verso des présentes et dans le

document relatif au placement de droits.

LE CESSIONNAIRE QUI SOUSCRIT DES

ACTIONS DOIT FOURNIR LES

RENSEIGNEMENTS DEMANDÉS CI-DESSUS

ET REMPLIR LE FORMULAIRE 1.

FORM 3—TO SELL OR TRANSFER RIGHTS. IF

THE RIGHTS ARE SOLD THROUGH AN

INVESTMENT DEALER OR STOCK BROKER,

DO NOT FILL IN THE NAME AND ADDRESS

OF TRANSFEREE.

For value received, I, the transferor, transfer the

rights evidenced hereby to the transferee named

below in accordance with the terms and

conditions specified on the reverse hereof and the

Rights Offering Document.

TO SUBSCRIBE, THE TRANSFEREE MUST

FILL IN THE ABOVE PARTICULARS AND

ALSO COMPLETE FORM 1.

FORM 4—TO DIVIDE OR COMBINE THE

RIGHTS CERTIFICATES.

Computershare Investor Services Inc. Please

deliver to the undersigned new rights certificate(s)

in the name of the undersigned as indicated

below. If a rights certificate is being divided, each

new rights certificate must represent a whole

number of rights.

rights certificate(s) for

            certificat(s) de droits attestant

rights certificate(s) for

            certificat(s) de droits attestant

FORMULAIRE 4—FRACTIONNER OU

REGROUPER LES CERTIFICATS DE DROITS.

Services aux investisseurs Computershare Inc.

Veuillez remettre au soussigné le(s) nouveau(x)

certificat(s) de droits immatriculé(s) à son nom

indiqué ci-dessous. Si un certificat de droits est

fractionné, chaque nouveau certificat de droits

devra représenter un nombre entier de droits.

rights each

            droits chacun

rights each

            droits chacun

FORM 2—TO SUBSCRIBE FOR RESTRICTED VOTING

SHARES PURSUANT TO THE OVER-SUBSCRIPTION

PRIVILEGE.

The undersigned, having exercised all available

rights under this rights certificate, hereby

irrevocably subscribes for additional Restricted

Voting Shares at the subscription price of USD$

3.19 or CAD$ 3.19 per Restricted Voting Share

and agrees to accept the same or any smaller

number that may be allotted in accordance with

the terms and conditions set forth on the reverse

side of this rights certificate and in the Rights

Offering Document. Payment in full of the total

subscription price for any additional Restricted

Voting Shares must be made to Computershare

Investor Services Inc. (by certified cheque, bank

draft or money order) with this subscription for

additional Restricted Voting Shares. If there are

an insufficient number of Restricted Voting

Shares available to fully satisfy all requests under

the Over-Subscription Privilege, Computershare

Investor Services Inc. shall return to subscribers

the excess funds paid for subscriptions of such

additional Restricted Voting Shares.

FORMULAIRE 2—SOUSCRIRE DES ACTIONS À

DROIT DE VOTE RESTREINT EN EXERÇANT LE

PRIVILÈGE DE SOUSCRIPTION EXCÉDENTAIRE.

Le soussigné, ayant exercé tous les droits

disponibles représentés par le présent certificat de

droits, souscrit irrévocablement par les présentes

des actions à droit de vote restreint additionnelles

au prix de souscription de 3,19 $ US ou 3,19 $ CA

chacune et convient d’accepter le même nombre

ou un nombre moindre d’actions à droit de vote

restreint qui pourraient lui être attribuées selon les

modalités qui sont énoncées au verso du présent

certificat de droits et dans le document relatif au

placement de droits. Le paiement intégral du prix

de souscription total de toutes les actions à droit de

vote restreint additionnelles doit être fait par

chèque certifié, traite bancaire ou mandat payable

à l’ordre de Services aux investisseurs

Computershare Inc. et accompagner le présent

formulaire de souscription. Si le nombre d’actions à

droit de vote restreint ne suffit pas à répondre à

toutes les demandes de souscription excédentaire,

Services aux investisseurs Computershare Inc.

retournera aux souscripteurs les fonds

excédentaires versés en contrepartie de ces

actions.

FORM 1—TO SUBSCRIBE FOR RESTRICTED

VOTING SHARES PURSUANT TO THE BASIC

SUBSCRIPTION PRIVILEGE. DO NOT SIGN

THIS FORM IF YOU INTEND TO SELL OR

OTHERWISE TRANSFER THE RIGHTS

EVIDENCED HEREBY.

I hereby irrevocably subscribe for Restricted

Voting Shares of the Company, as indicated

below, upon the terms and subject to the

conditions stated in the Company’s Rights

Offering Document at the subscription price of

USD$ 3.19 or CAD$ 3.19 per Restricted Voting

Share together with 13.75 rights. No fractional

Restricted Voting Shares may be subscribed for.

PAYMENT IN FULL OF THE SUBSCRIPTION

PRICE IN U.S. OR CANADIAN FUNDS BY

CERTIFIED CHEQUE, BANK DRAFT OR MONEY

ORDER MUST BE MADE TO

COMPUTERSHARE INVESTOR SERVICES INC.

WITH THIS SUBSCRIPTION.

IF THE SUBSCRIBER IS OTHER THAN THE

ABOVE NAMED REGISTERED HOLDER OF

THIS RIGHTS CERTIFICATE, FORM 3 MUST BE

DULY COMPLETED STATING THE NAME AND

ADDRESS OF THE TRANSFEREE.

FORMULAIRE 1—SOUSCRIRE DES ACTIONS

À DROIT DE VOTE RESTREINT EN EXERÇANT

LE PRIVILÈGE DE SOUSCRIPTION DE BASE.

VEUILLEZ NE PAS SIGNER LE PRÉSENT

FORMULAIRE SI VOUS CHOISISSEZ DE

VENDRE OU DE CÉDER D’UNE AUTRE

FAÇON LES DROITS ATTESTÉS PAR LE

PRÉSENT CERTIFICAT DE DROITS.

Par les présentes, je souscris irrévocablement le

nombre d’actions à droit de vote restreint de la

Société indiqué ci-dessous, conformément aux

modalités du document relatif au placement de

droits, en contrepartie de 3,19 $ US ou 3,19 $ CA

chacune et de 13,75 droits de souscription.

Aucune fraction d’action à droit de vote restreint

ne peut être souscrite.

LE PAIEMENT INTÉGRAL DU PRIX DE

SOUSCRIPTION DOIT ÊTRE FAIT EN DOLLARS

AMÉRICAINS OU CANADIENS PAR CHÈQUE

CERTIFIÉ, TRAITE BANCAIRE OU MANDAT

PAYABLE À L’ORDRE DE SERVICES AUX

INVESTISSEURS COMPUTERSHARE INC. ET

ACCOMPAGNER LE PRÉSENT FORMULAIRE

DE SOUSCRIPTION.

SI LE SOUSCRIPTEUR N’EST PAS LE

PORTEUR INSCRIT DU PRÉSENT CERTIFICAT

DE DROITS DONT LE NOM EST INDIQUÉ

CI-DESSUS, LE FORMULAIRE 3 DOIT ÊTRE

DÛMENT REMPLI ET INDIQUER LE NOM ET

L’ADRESSE DU CESSIONNAIRE.

THIS RIGHTS CERTIFICATE WILL BE VOID AND WITHOUT VALUE IF NOT USED FOR SUBSCRIPTION BEFORE 5:00 P.M. (TORONTO TIME), AT THE SPECIFIED OFFICE OF COMPUTERSHARE INVESTOR SERVICES INC. ON DECEMBER 28, 2012

LE PRÉSENT CERTIFICAT DE DROITS SERA NUL ET SANS VALEUR S’IL N’EST PAS UTILISÉ POUR LA SOUSCRIPTION AVANT LE 28 DÉCEMBRE 2012 À 17 H (HEURE DE TORONTO) AU BUREAU DÉSIGNÉ DE SERVICES AUX INVESTISSEURS COMPUTERSHARE INC.

Patheon Inc.

(INCORPORATED UNDER THE LAWS OF CANADA)

(CONSTITUÉE EN VERTU DES LOIS DU CANADA)

This transferable rights certificate issued to:

Le présent certificat de droits transférable émis à :

13.75 RIGHTS AND USD$ 3.19 OR CAD$ 3.19 ARE REQUIRED TO

SUBSCRIBE FOR ONE RESTRICTED VOTING SHARE

13,75 DROITS ET 3,19 $ US OU 3,19 $ CA SONT REQUIS POUR

SOUSCRIRE UNE ACTION À DROIT DE VOTE RESTREINT

evidences the rights issued by Patheon Inc.

(the “Company”) to a shareholder of record as

at the close of business on November 27, 2012,

upon the terms and subject to the conditions

stated in the Company’s rights offering circular

dated November 16, 2012 or the prospectus

supplement dated November 16, 2012, as

applicable (the “Rights Offering Document”),

which are incorporated herein by reference, to

subscribe for Restricted Voting Shares of the

Company (the “Restricted Voting Shares”) at

the purchase price of USD$ 3.19 or CAD$ 3.19

per Restricted Voting Share together with 13.75

rights.

atteste les droits émis par Patheon Inc.

(la « Société ») à un actionnaire inscrit à la

fermeture des bureaux le 27 novembre 2012,

sous réserve des modalités énoncées dans la

notice d’offre de droits de la Société datée du

16 novembre 2012 ou dans le supplément de

prospectus daté du 16 novembre 2012, selon le

cas (le « document relatif au placement de

droits »), qui sont intégrés aux présentes par

renvoi, de souscrire des actions à droit de vote

restreint de la Société (les « actions à droit de

vote restreint ») en contrepartie de 3,19 $ US

ou 3,19 $ CA chacune et de 13,75 droits de

souscription.

SEE DIRECTIONS ON REVERSE AND COMPLETE APPROPRIATE FORMS HEREOF

VOIR LES DIRECTIVES AU VERSO ET REMPLIR LE FORMULAIRE APPROPRIÉ

Dated: November 27, 2012

Fait le 27 novembre 2012

James C. Mullen

Chief Executive Officer / Chef de la direction

Michael E. Lytton

Secretary / Secrétaire

NUMBER OF RESTRICTED VOTING SHARES SUBSCRIBED FOR:             AT USD$ 3.19 OR CAD$

3.19 PER RESTRICTED VOTING SHARE

NOMBRE D’ACTIONS À DROIT DE VOTE RESTREINT SOUSCRITES :             AU PRIX DE

3,19 $ US OU 3,19 $ CA CHACUNE

TOTAL PRICE:             USD$ 3.19 ? OR CAD$ 3.19 ? x number of Restricted Voting Shares subscribed for in this Form.

Please check appropriate currency box x number of Restricted Voting Shares subscribed for in this Form

PRIX TOTAL :             3,19 $ US ? OU 3,19 $ CA ? x le nombre d’actions à droit de vote restreint souscrites dans le présent formulaire

Veuillez cocher la case appropriée x le nombre d’actions à droit de vote restreint souscrites dans le présent formulaire

DATED: Signature of Subscriber—Signature du souscripteur

FAIT LE :

NUMBER OF ADDITIONAL RESTRICTED VOTING SHARES SUBSCRIBED FOR:             AT USD$ 3.19 ? OR

CAD$ 3.19 ? PER RESTRICTED VOTING SHARE

NOMBRE D’ACTIONS À DROIT DE VOTE RESTREINT ADDITIONNELLES SOUSCRITES :             AU PRIX DE

3,19 $ US ? OU 3,19 $ CA ? CHACUNE

TOTAL PRICE:             (USD$ 3.19 ? OR CAD$ 3.19 ? x number of Restricted Voting

Shares subscribed for in this Form)

PRIX TOTAL :             (3,19 $ US ? ou 3,19 $ CA ? x le nombre d’actions à droit de vote restreint souscrites dans le présent formulaire)

Signature of Subscriber—Signature du souscripteur

Name of Transferee

Nom du cessionnaire

Please print—showing one given name—En caractères d’imprimerie—un seul prénom

Address

Adresse

Signature of rights certificate holder

Signature du porteur du certificat de droits

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This rights certificate will be void and without value if not used for subscription before 5:00

p.m., Toronto time, at the office of Computershare Investor Services Inc. specified below,

on December 28, 2012.

TO SUBSCRIBE

A shareholder or transferee of this rights certificate wishing to subscribe for Restricted Voting Shares must complete Form 1 and deliver this rights certificate together with payment in full of the subscription price to Computershare Investor Services Inc. at its office shown below prior to 5:00 p.m., Toronto time,

on December 28, 2012. To determine the number of whole Restricted Voting Shares which may be subscribed for, divide the number of rights appearing in the right hand corner appearing on the rights certificate by 13.75. Only whole Restricted Voting Shares may be subscribed for.

OVER-SUBSCRIPTION PRIVILEGE

If Form 1 is completed with respect to the maximum number of Restricted Voting Shares that can be subscribed for with the rights evidenced hereby, the holder may, by completing Form 2, subscribe for his proportionate part of the Restricted Voting Shares which are not subscribed for by the expiration of the rights, subject to any maximum number specified by the holder in Form 2. Payment in full of the subscription price of the maximum number of additional Restricted Voting Shares so subscribed for must accompany this certificate when it is delivered to Computershare Investor Services Inc.

TO SELL OR TRANSFER RIGHTS

Complete Form 3 and deliver this rights certificate in ample time for the transferee to use it before the expiration of the rights. IF FORM 3 IS PROPERLY COMPLETED, THE TRANSFEREE MAY USE IT FOR

SUBSCRIPTION WITHOUT OBTAINING A NEW RIGHTS CERTIFICATE. The signature of the rights certificate holder must correspond with the name set forth on the face of this rights certificate, in every particular, without any change whatsoever, and should be guaranteed as described below in the section titled “Signature Guarantee”. If Form 3 is signed by a trustee, executor or administrator, by an officer of a corporation, or by any person acting in a representative capacity, it should be accompanied by satisfactory evidence of authority to act.

TO DIVIDE OR COMBINE CERTIFICATES

Complete Form 4 and deliver this rights certificate to Computershare Investor Services Inc. at its office shown below in ample time for the new rights certificate(s) to be issued and used before the expiration of the rights. Rights certificates representing fractional rights will not be issued.

SUBSCRIBERS NOT RESIDENT IN THE UNITED STATES OR PROVINCES AND TERRITORIES

OF CANADA

BY ITS EXECUTION AND DELIVERY OF THIS RIGHTS CERTIFICATE, EACH SUBSCRIBER

CERTIFIES TO THE COMPANY THAT IT IS ENTITLED TO EXERCISE THE RIGHTS EVIDENCED

HEREBY IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET OUT IN THE RIGHTS

OFFERING DOCUMENT.

The Restricted Voting Shares are not being offered for sale outside the United States and Canada.

Subscriptions will not be accepted from or on behalf of any person who does not appear to be, or who the Company or Computershare Investor Services Inc. does not have reason to believe is, a resident or citizen of the United States or any province or territory of Canada or is not, in the sole discretion of the Company, otherwise qualified to subscribe for Restricted Voting Shares. The rights of any holder of this rights certificate not resident in the United States or in any province or territory of Canada and not, in the sole discretion of the Company, otherwise qualified to subscribe for Restricted Voting

Shares, is limited to the sale of the rights represented hereby.

OFFICE OF COMPUTERSHARE INVESTOR SERVICES INC.

By Hand or Courier to:

9th Floor, 100 University Ave.

Toronto, Ontario M5J 2Y1

Attention: Corporate Actions

By Mail to:

P.O. Box 7021

31 Adelaide St. E. Toronto

Ontario M5C 3H2

Attention: Corporate Actions

.

Le présent certificat de droits sera nul et sans valeur s’il n’est pas utilisé pour la souscription avant le 28 décembre 2012 à 17 h, heure de Toronto, au bureau désigné de Services aux investisseurs Computershare Inc. indiqué ci-après.

SOUSCRIPTIONS

L’actionnaire ou le cessionnaire du présent certificat de droits qui désire souscrire des actions à droit de vote restreint doit remplir le formulaire 1 et remettre le présent certificat de droits, accompagné du paiement intégral du prix de souscription, à Services aux investisseurs Computershare Inc., à son bureau indiqué ci-après, au plus tard le 28 décembre 2012 à 17 h, heure de Toronto. Pour établir le nombre d’actions à droit de vote restreint entières qui peuvent être souscrites, vous devez diviser par

13,75 le nombre de droits figurant dans le coin droit du certificat de droits. Seules des actions à droit de vote restreint entières peuvent être souscrites.

PRIVILÈGE DE SOUSCRIPTION EXCÉDENTAIRE

Le porteur qui a rempli le formulaire 1 à l’égard du nombre maximal d’actions à droit de vote restreint auxquelles lui donnent droit les droits attestés par les présentes pourra souscrire sa quote-part des actions à droit de vote restreint qui n’auront pas été souscrites à l’expiration des droits en remplissant le formulaire 2, sous réserve du nombre maximal qu’il y aura indiqué. Le paiement intégral du prix de souscription du nombre maximal d’actions à droit de vote restreint additionnelles ainsi souscrites devra

être joint au présent certificat de droits lorsque celui-ce sera remis à Services aux investisseurs

Computershare Inc.

VENDRE OU CÉDER LES DROITS

Veuillez remplir le formulaire 3 et remettre au cessionnaire le présent certificat de droits dans des détais suffisants pour qu’il puisse l’utiliser avant l’expiration des droits. SI LE FORMULAIRE 3 EST REMPLI EN

BONNE ET DUE FORME, LE CESSIONNAIRE POURRA L’UTILISER POUR SOUSCRIRE DES

ACTIONS À DROIT DE VOTE RESTREINT SANS AVOIR À OBTENIR UN NOUVEAU CERTIFICAT DE

DROITS. La signature du porteur du certificat de droits doit correspondre à tous égards au nom figurant au recto du présent certificat de droits, sans aucune modification, et doit être garantie comme il est indiqué ci-dessous à la rubrique « Garantie de signature ». Si le formulaire 3 est signé par un fiduciaire,

un exécuteur testamentaire ou un administrateur de succession, par le dirigeant d’une société ou par toute autre personne agissant en qualité de représentant, il devra être accompagné d’une preuve satisfaisante de leur pouvoir d’agir à ce titre.

FRACTIONNER OU REGROUPER DES CERTIFICATS

Veuillez remplir le formulaire 4 et remettre le présent certificat de droits à Services aux investisseurs

Computershare Inc., à son bureau indiqué ci-après, dans des détais suffisants pour que le ou les nouveaux certificats de droits puissent être émis et utilisés avant l’expiration des droits. Aucun certificat de droits représentant une fraction de droit ne sera émis.

SOUSCRIPTEURS QUI NE RÉSIDENT PAS AUX ÉTATS-UNIS NI DANS UNE PROVINCE OU UN

TERRITOIRE DU CANADA

EN SIGNANT ET EN REMETTANT LE PRÉSENT CERTIFICAT DE DROITS, CHAQUE

SOUSCRIPTEUR CERTIFIE À LA SOCIÉTÉ QU’IL A LE DROIT D’EXERCER LES DROITS ATTESTÉS

PAR LES PRÉSENTES CONFORMÉMENT AUX MODALITÉS ÉNONCÉES DANS LE DOCUMENT

RELATIF AU PLACEMENT DE DROITS.

Les actions à droit de vote restreint ne sont pas offertes en vente à l’extérieur des États-Unis ou du

Canada. Les souscriptions ne seront pas acceptées d’une personne ou pour le compte d’une personne qui ne semble pas être, ou dont la Société ou Services aux investisseurs Computershare Inc. n’ont aucune raison de croire qu’elle est, un résident ou un citoyen des États-Unis ou d’une province ou d’un territoire canadien, ou qui n’est pas, à l’entière discrétion de la Société, qualifiée par ailleurs pour souscrire des actions à droit de vote restreint. Les droits d’un porteur du présent certificat de droits qui n’est pas un

résident des États-Unis ou d’une province ou d’un territoire canadien, et qui n’est pas, à l’entière discrétion de la Société, qualifié par ailleurs pour souscrire des actions à droit de vote restreint, se limitent à la vente des droits attestés par les présentes.

BUREAU DE SERVICES AUX INVESTISSEURS COMPUTERSHARE INC.

En mains propres ou par messager :

100, University Avenue, 9e étage

Toronto (Ontario) M5J 2Y1

À l’attention du groupe Opérations de sociétés

Par la poste :

B.P. 7021

31, Adelaide St. E.

Toronto (Ontario) M5C 3H2

À l’attention du groupe Opérations de sociétés

00XC5I

Signature Guarantee: The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule I chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP,

SEMP, MSP). The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”.

In the USA, signature guarantees must be done by members of a “Medallion Signature Guarantee Program” only.

Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program.

Computershare’s Privacy Notice: In the course of providing services to you and our corporate clients, Computershare receives non-public personal information about you—your name, address, social insurance number, social security number,

securities holdings, transactions, etc. We use this to administer your account, to better serve your and our clients’ needs and for other lawful purposes. We have prepared a Privacy Code to tell you more about our information practices and how your privacy is protected. It is available at our website, computershare.com, or by writing us at 100 University Avenue, Toronto,

Ontario, M5J 2Y1. *You are required to provide your SIN or SSN if you will receive income on these securities. We will use this number for income reporting. Computershare may also ask for your SIN or SSN as an identification-security measure if you call or write to request service on your account; however you may decline this usage.

Garantie de signature : La signature apposée sur le présent formularie de transfert doit correspondre exactement au nom qui est inscrit au recto du certificat, sans aucune modification, et doit être garantie par une banque à charte canadienne de

l’annexe I ou un membre d’un programme de garantie de signature Medallion acceptable (STAMP, SEMP, MSP). Le garant doit apposer un sceau portant la mention exacte « Signature garantie ».

Aux États-Unis, seuls les membres d’un « Medallion Signature Guarantee Program » peuvent garantir une signature.

Aucune garantie de signature n’est acceptée de la part de directions du Trésor ou de caisses populaires qui ne sont pas membres du programme Medallion Stamp.

Avis de confidentialité de Computershare : Lorsque Computershare vous fournit des services et en fournit à ses sociétés clientes, elle reçoit des renseignements personnels non publics à votre sujet—votre nom, votre adresse, votre numéro

d’assurance sociale, votre numéro de sécurité sociale, les titres que vous détenez, les opérations que vous avez effectuées,

etc. Nous utilisons ces renseignements afin d’administrer votre compte et de mieux répondre à vos besoins et à ceux de nos clients ainsi qu’à d’autres fins légales. Nous avons rédigé un code de confidentialité, qui vous renseigne sur nos pratiques en matière d’information et sur la façon dont nous protégeons vos renseignements personnels et que vous trouverez sur notre site

Web computershare.com. Vous pouvez également vous le procurer en nous en faisant la demande par écrit, au 100, University

Avenue, Toronto (Ontario) M5J 2Y1. *Vous êtes tenu de nous fournir votre NAS si vous devez tirer un revenu de ces titres. Nous utiliserons ce numéro aux fins de l’impôt. Computershare peut également vous demander votre NAS ou votre NSS comme mesure de sécurité et d’identification lorsque vous nous demandez, par téléphone ou par écrit, de gérer votre compte; vous pouvez cependant refuser de le donner.

The IRS (Internal Revenue Service) requires cost basis reporting of securities acquired for

U.S. residents after January 1, 2011. For more information, please visit www.irs.gov.

L’IRS (Internal Revenue Service) exige la déclaration du prix de base des titres acquis pour les résidents des États-Unis après le 1er janvier 2011. Pour plus d’informations, veuillez visiter le www.irs.gov.